                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                  [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
[_]  Preliminary Proxy Statement                RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           THE L.S. STARRETT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                           THE L.S. STARRETT COMPANY

                              121 Crescent Street
                          Athol, Massachusetts 01331

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              September 20, 2000

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of The L.S. Starrett Company will be held at the office of the Company in Athol, Massachusetts, on Wednesday, September 20, 2000 at 2:00 p.m. for the following purposes:

  1. To elect a class of two directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  2. To consider and act upon any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed July 28, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and to receive notice thereof. The transfer books of the Company will not be closed.

  You are requested to execute and return the enclosed proxy, which is solicited by the management of the Company.

                                             Steven A. Wilcox, Clerk

Athol, Massachusetts
August 11, 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                           THE L.S. STARRETT COMPANY

                              121 CRESCENT STREET
                          ATHOL, MASSACHUSETTS 01331

  The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about August 11, 2000 in connection with the solicitation by the Board of Directors of The L.S. Starrett Company (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at the office of the Company in Athol, Massachusetts on Wednesday, September 20, 2000 at 2:00 p.m., or at any adjournments thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.

  It is the intention of the persons named as proxies to vote shares represented by duly executed proxies for the proposals described in this Proxy Statement unless contrary specification is made. Any such proxy may be revoked by a stockholder at any time prior to the voting of the proxy by a written revocation received by the Clerk of the Company, by properly executing and delivering a later-dated proxy, or by attending the meeting, requesting return of the proxy and voting in person. A proxy, when executed and not so revoked, will be voted at the meeting, including any adjournments thereof; and if it contains any specifications, it will be voted in accordance therewith.

  Stockholders of record as at the close of business on July 28, 2000 will be entitled to vote at this meeting. On that date, the Company had outstanding and entitled to vote 4,999,993 shares of Class A Stock and 1,483,837 shares of Class B Stock. Each outstanding share of Class A Stock entitles the record holder thereof to one vote and each outstanding share of Class B Stock entitles the record holder thereof to ten votes. The holders of Class A Stock are entitled to elect 25% of the Company's directors to be elected at each meeting and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining directors to be elected at the meeting. Except for the foregoing and except as provided by law, all actions submitted to a vote of stockholders will be voted on by the holders of Class A and Class B Stock voting together as a single class. Pursuant to Massachusetts law, the Company's Board of Directors is divided into three classes with one class to be elected at each annual meeting of stockholders.

                           I. ELECTION OF DIRECTORS

  The Board of Directors has fixed the number of directors at seven and designated Andrew B. Sides, Jr., Douglas R. Starrett and Roger U. Wellington, Jr. to serve as Class I Directors; Douglas A. Starrett and William S. Hurley to serve as Class II Directors; and George B. Webber and Richard B. Kennedy to serve as Class III Directors; and, in the case of each director, until his successor is chosen and qualified.

  It is the intention of the persons named in the proxy to vote for the election of the two persons named below as Class II Directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  The names and ages of the nominees for directors proposed by the management, their principal occupation, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 28, 2000 are as follows:

                                                                     Shares
                                                                  Beneficially
                                                                    Owned (1)
                                                                   (Percent of
                                   Principal                         Class)
                                  Occupation           Director ------------------
       Name(Age)                 Directorships          Since   Class A   Class B
       ---------         ----------------------------  -------- --------  --------
CLASS II -- Director to be elected by Class A Stockholders:
William S. Hurley (56).. Senior Vice President and       1993      200(4)      --
                         Chief Financial Officer,
                         Applied Science and
                         Technology, Inc., producer
                         of equipment utilized in the
                         semiconductor and
                         telecommunications
                         industries.

CLASS II -- Director to be elected by Class A and Class B Stockholders voting together:
Douglas A. Starrett      President of the Company.       1984   13,164(5) 21,097(5)
 (48)...................
                                                                      (*)     1.4%

  The following table sets forth the names and ages of the Class III and I Directors, their principal occupations, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 28, 2000:

                                                                       Shares
                                                                    Beneficially
                                                                      Owned (1)
                                                                     (Percent of
                                    Principal                          Class)
                                    Occupation           Director ------------------
       Name(Age)                  Directorships           Since   Class A   Class B
       ---------          ------------------------------ -------- --------  --------
CLASS III -- Directors serving until 2001 Annual Meeting of Stockholders:
Richard B. Kennedy (57).  Executive Vice President,        1996      125(4)      --
                          GlobalBA.com, Inc., Worcester,                (*)       (*)
                          Massachusetts, e-commerce
                          service provider. Formerly
                          Vice president Marketing,
                          Saint-Gobain Abrasives,
                          Worcester, Massachusetts,
                          producer of abrasives
                          products.
George B. Webber (79)...  Vice President, Webber Gage      1962   70,193(6) 79,435(6)
                          Division of the Company.                    1.4%      5.4%

CLASS I -- Directors serving until 2002 Annual Meeting of Stockholders:
Andrew B. Sides, Jr.
 (75)...................  Formerly CEO of Rhode Island     1986        250       250
                          Tool Company, Providence,                     (*)       (*)
                          Rhode Island, producer of
                          forgings.
Douglas R. Starrett
 (80)...................  Chairman and CEO of the          1952   56,758(2)   50,547
                          Company                                     1.1%      3.4%
Roger U. Wellington, Jr.
 (59)...................  Treasurer and Chief Financial    1987   11,120(3)  2,988(3)
                          Officer of the Company.                       (*)       (*)

---------
(1) Includes shares beneficially owned as defined in applicable rules of the Securities and Exchange Commission, whether or not the interest in such shares is disclaimed by the nominee. All shares are held with sole voting and investment power except as indicated below for certain nominees.
(2) Includes 9,182 Class A and 21,158 Class B shares held with shared voting and investment power, 4,275 Class A and 683 Class B shares held with shared voting power only and 4,431 Class A and 4,274 Class B shares held with sole voting power only. Douglas R. Starrett is the father of Douglas
    A. Starrett, the President of the Company.
(3) Includes 977 Class A and 944 Class B shares held with shared voting and investment power and 8,245 Class A and 2,044 Class B shares held with sole voting power only.
(4) Shares are held with shared voting and investment power.

(5) Includes 414 Class A and 550 Class B shares held with shared voting and investment power and 7,601 Class A and 1,776 Class B shares held with sole voting power only. Douglas A. Starrett is the son of Douglas R. Starrett, the Chairman and CEO of the Company.
(6) Includes 4,111 Class A and 2,573 Class B shares held with sole voting power only.
*   Less than 1%

  At July 28, 2000, the directors' and officers' beneficial ownership of the Company's Common Stock consisted of 154,906 Class A and 154,632 Class B shares (3.1% and 10.4%, respectively, of the outstanding shares). Of these shares, Anthony M. Aspin, Vice President Sales of the Company, owned 3,095 Class A and 315 Class B shares. All shares beneficially owned by the directors and officers were held with sole voting and investment power, except that 10,916 Class A and 22,652 Class B shares were held with shared voting and investment power, 4,275 Class A and 683 Class B shares were held with shared voting power only and 27,465 Class A and 10,982 Class B shares were held with sole voting power only.

  Richard Newton, Douglas A. Starrett and Roger U. Wellington, Jr., as Trustees under the Company's 401(k) Stock Savings Plan and Employee Stock Ownership Plan, c/o the Company, 121 Crescent Street, Athol, Massachusetts 01331, at July 28, 2000 owned beneficially 1,196,898 Class A and 332,885 Class B shares (23.9% and 22.4%, respectively, of the outstanding shares) of Common Stock of the Company, all of which were held with sole dispositive power subject to the terms of the respective Plans. Except for an aggregate of 24,388 Class A and 10,667 Class B shares allocated to the accounts of Douglas
A. Starrett, Roger U. Wellington, Jr., George B. Webber and Douglas R. Starrett in the Plans, such shares are not reflected in the holdings in the above table.

  All of the nominees and directors listed above have had the principal occupations listed for at least five years except for William S. Hurley who was Vice President and CFO of CYBEX International, Inc. until 1999, and Richard B. Kennedy who was Vice President, Marketing, Saint-Gobain Abrasives until 1999.

  The following table sets forth the persons or groups known by the Company to be beneficial owners of more than 5% of the Company's Common Stock who are not disclosed as such elsewhere in this Proxy Statement.

                                                           Amount And
                                                            Nature Of    Percent
                                    Name And Address       Beneficial      Of
Title Of Class                    Of Beneficial Owner       Ownership     Class
--------------                  ------------------------ --------------- -------
Class A........................ Dimensional Fund         279,950 shares*  5.43
                                Advisors 1299 Ocean Ave
                                Santa Monica, CA 90401

*   All shares are held with sole voting and investment power.

  During the fiscal year ended June 24, 2000, there were six meetings of the Company's Board of Directors, three meetings of the Audit Committee and one meeting of the Salary (Compensation) Committee. The members of the Audit Committee during fiscal 2000 were Messrs. Kennedy, Hurley and Sides. In general, the Audit Committee recommends to the Board of Directors the independent auditors to be selected and confers with the Company's independent auditors to review the audit scope, the Company's internal controls, financial reporting issues, results of the audit and the range of non-audit services. See also "Relationship with Independent Accountants" below. The members of the Salary Committee during fiscal 2000 were Messrs. Kennedy, Hurley, Sides and Douglas R. Starrett. The function of the Salary Committee is to review the salaries of key management personnel. The Company does not have a standing nominating committee.

  Directors who are not employees of the Company receive an annual retainer fee of $6,000 payable in quarterly installments and a fee of $700, plus expenses, for each Board of Directors and committee meeting that they attend. Only one meeting attendance fee is paid for attending two meetings on the same day. All directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of all committees on which they served. Non-employee directors may elect to defer part or all of their director's fees in which event such deferred fees and interest thereon will generally be payable in five equal annual installments after they cease to be a director.

A. Compensation Committee Report

  During fiscal 2000 the Compensation Committee of the Company was chaired by William S. Hurley. The members of the Committee are all the outside directors and the Chairman and CEO of the Company. The Committee reviews and sets compensation for all the executive officers listed in the proxy statement. The Chairman and CEO is not present when his compensation is considered.

  Setting compensation is not done by strict formula. It is a subjective judgment based on the following factors.

  We do not look at the performance of just one year, but for a number of years, and consider the economic climate in all areas of the world where we operate. We look at how both stockholders and employees at all locations have fared during these periods.

  In particular, we look at stockholders' equity, which shows the value of the Company to the stockholders. We also look at the dividend policy of the Company to make sure that it is consistent or improving, since this is important to all stockholders. At the same time, we must see that there are funds left in the Company to provide for growth.

  We consider stock price movement, bearing in mind that the stock market is generally short-term oriented and subjected to pressures that are not under the control of executive officers.

  Compensation is primarily made up of basic salary. We make a judgment based on the above listed considerations and on competitive compensation of companies of similar size and in similar fields, as shown by a national survey, The National Executive Compensation Survey. This is the most comprehensive survey of its kind. It covers top executive positions for manufacturing organizations by sales volume. We also draw on our knowledge of the market cost of any executive who might have to be replaced.

  The variable pay for the executive officers who have Company-wide responsibility is the bonus plan. This plan is based upon the return on equity and the net margin on sales. No bonuses are awarded unless a certain minimum is exceeded. Awards for Company performance above that minimum are made by the judgment of the Compensation Committee.

  There are also long-term incentives for everyone in the Company, including the officers, to own Company stock. This is available by way of a 401(k) plan and stock option plans approved by stockholders. All officers participate in these plans.

  The Company does not have special perks for executives that are not available to everyone in the Company, and we maintain a common sense relationship between executive pays and average pays.

  Last year, fiscal 1999, was a pretty good year, but not exceptional and base pay for the executive officers was not increased, and the bonus variable part of pay was significantly reduced. This year, fiscal 2000, was a reasonably good year, but not up to our standards. Because base pays for these officers are reasonably competitive, they are again being held with no increase. Reflecting this year's results, there is no bonus variable part of pay.

  We do recognize that the results for the year are greatly affected by the economy, particularly in the industrial manufacturing area where the Company is strong and is affected the most. When the economic climate we are operating in is not the best, we look for better management performance, because this is when it is needed the most. This takes the form of keeping the organization working together and laying the groundwork for a better future. We pay on results, however, and we expect the work being done in the Company during this period will pay off for everyone in the future.

                            Compensation Committee

                          William S. Hurley, Chairman
                              Richard B. Kennedy
                             Andrew B. Sides, Jr.
                              Douglas R. Starrett

         Compensation Committee Interlocks and Insider Participation:

  There were no Compensation Committee interlocks during the last fiscal year. Douglas R. Starrett, Chairman and CEO of the Company, served as a member of the Company's Compensation Committee during fiscal 2000.

B. Remuneration

  The following information is given on an accrual basis for the last three fiscal years with respect to the executive officers of the Company who earned at least $100,000 in fiscal 2000:

                                          Annual       Long-Term
                                       Compensation   Compensation
                                      --------------- ------------
                                              Bonus/
                                              Profit                 All Other
       Name and Position         Year Salary  Sharing   Options    Compensation*
       -----------------         ---- ------- ------- ------------ -------------
D.R. Starrett................... 1998 289,000 96,000       300         3,283
 Chairman and CEO                1999 304,000 52,890       500         3,653
                                 2000 304,000    --        700         3,333
D.A. Starrett................... 1998 181,000 60,125       300         3,017
 President                       1999 200,000 34,795       200         3,333
                                 2000 200,000    --        900         3,333
G.B. Webber..................... 1998 100,000  6,700       300         1,667
 Vice President                  1999 110,000  2,860     1,246         1,943
 Webber Gage Division            2000 110,000    --      1,196         1,880
R.U. Wellington, Jr............. 1998 160,000 53,150       --          2,765
 Treasurer and CFO               1999 168,000 29,230     4,141         2,800
                                 2000 168,000    --      3,158         3,287

---------
* Consists of the market value of the one-third matching shares allocated under the Company's 401(k) plan.

C. Retirement Plan

  The Company's Employees' Retirement Plan covers all domestic employees who have at least one year of service and have attained age 21. Benefits under the Retirement Plan are determined by reducing a formula amount calculated under the Retirement Plan by 90% of the annuity value of the employee's vested account balance, if any, under The L.S. Starrett Company Employee Stock Ownership Plan (the "ESOP"). See below, "Employee Stock Savings and Ownership Plans." At no time will the combined benefit of any participant under the Retirement Plan and the ESOP be less than such participant's benefits, if any, under the Retirement Plan before establishment of the ESOP. The formula amount calculated under the Retirement Plan is based on the sum of 1.25% of the employee's average base salary up to his Social Security Covered Compensation plus 1.70% of the employee's average base salary over Covered Compensation, times the number of years of service up to but not exceeding 35 years. An employee's average base salary is his average base salary for the five consecutive highest paid of his last ten years of employment.

  Pursuant to provisions of the Internal Revenue Code of 1986, as amended, in general, annual compensation that may be taken into account in computing a participant's benefit under the plan is limited (to $170,000 starting in 2000) and annual annuity benefits may not exceed a specified dollar limit (in general for 2000, $135,000). The Company has established a Supplemental Executive Retirement Plan ("SERP") to provide on an unfunded basis out of the general assets of the Company benefits earned under the Retirement Plan formula that are in excess of Internal Revenue Code limits. Amounts paid under the Company's Bonus and Profit-Sharing Plan are not included in base salary. At July 1, 2000, under the Retirement Plan and SERP the credited years of service of certain executive officers of the Company and their credited salaries for the fiscal year then ended were as follows: Douglas R. Starrett-- 35 years, $304,000; George B. Webber--35 years, $110,000; Douglas A. Starrett--23 years, $200,000; and Roger U. Wellington, Jr.--15 years, $168,000.

  The following table sets forth estimates of the pre-offset formula benefit amount determined under the Retirement Plan for employees in various salary and years-of-service categories, calculated as a benefit payable as if an employee retired in 2000 at age 65. In the case of any employee with a vested account balance under the ESOP, the formula benefit amount under the Retirement Plan, estimates of which are shown below, would be subject to offset by 90% of the annuity value of the ESOP vested account balance, but no deduction would be made for Social Security benefits or other offset amounts.

                              PENSION PLAN TABLE

                                           Years of Credited Service
        Average Annual             ------------------------------------------------------------------------
           Earnings                  15                         25                          35
        --------------             ------                     -------                     -------
           $100,000                23,131                      38,551                      53,972
            125,000                29,506                      49,176                      68,847
            150,000                35,881                      59,801                      83,722
            175,000                42,256                      70,426                      98,597
            200,000                48,631                      81,051                     113,472
            225,000                55,006                      91,676                     128,347
            250,000                61,381                     102,301                     143,222
            275,000                67,756                     112,926                     158,097
            300,000                74,131                     123,551                     172,972
            325,000                80,506                     134,176                     187,847

D. Employee Stock Savings and Ownership Plans

  The Company maintains for its domestic employees an Employee Stock Ownership Plan (ESOP), established in 1984, and a 401(k) Stock Savings Plan (401(k)
Plan), which was established in 1986. Both are designed to supplement retirement benefits provided under the Company's Retirement Plan and to enable employees to share in the growth of the Company.

  In November 1984 the ESOP purchased 800,000 shares of stock from the Company using funds obtained from borrowings guaranteed by the Company that were repaid over a ten year period. All employees of the Company are participants in the ESOP after completing one year of service and attaining age 21. Allocations to a participant's account under the ESOP are made in proportion to the ratio that the participant's compensation bears to the aggregate compensation of all participants. As of June 30, 1994, all available ESOP shares had been allocated and, consequently, no allocations other than forfeitures have been made during the past five years.

  Employees who retire, die, or otherwise terminate employment under the ESOP will be entitled to receive their vested account balance, which will generally be distributed at the same time that the employee is eligible to begin receiving a benefit under the Retirement Plan. An amount equal to 90% of an employee's vested ESOP account balance, expressed in annuity form, will be used to offset the employee's benefit under the Retirement Plan. See above, "Retirement Plan."

  The 401(k) Plan is a savings and salary deferral plan that is intended to qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. To be a participant an employee must have completed six months of service and be at least 18 years old. Plan participants may authorize deferral of a portion of their salary through payroll deductions. Participants may elect to have up to 15% of their compensation (as determined under the Plan) contributed to a trust fund established for the Plan as a salary deferral contribution.

  The Company contributes to the 401(k) Plan monthly on behalf of each participant a matching contribution equal to one-third of the first 1% of the participant's compensation (as determined under the plan) that the participant contributes as a salary deferral for such month. In addition, the Company may contribute to the Plan monthly an additional matching contribution equal to a portion of each participant's additional salary deferral contributions which are designated by the participant is Match-Eligible Elective Contributions. At present, the supplemental matching contribution is equal to one-third of the participant's Match-Eligible Elective Contributions. Salary deferral contributions vest immediately. Matching contributions vest after five years of service (as determined under the Plan) or upon the participant's death, disability or retirement, if earlier.

  Participants in the 401(k) Plan are not subject to Federal or state income tax on salary deferral contributions or on Company matching contributions or the earnings thereon until such amounts are withdrawn from the Plan. Matching Contributions and Match-Eligible Elective Contributions to the Plan are invested in the Company's Common Stock. Other contributions to the Plan are invested in accordance with participant directions among various mutual funds made available for this purpose. Withdrawals from the Plan may only be made upon termination of employment, attainment of age 59 1/2 or in connection with certain provisions of the Plan that permit hardship withdrawals. The Plan also permits loans to participants.

  For the last three fiscal years ended June 24, 2000, Company matching contributions for all executive officers of the Company as a group were 1,507 shares and for all employees of the Company as a group were 60,944 shares.

E. Stock Option and Purchase Plans

  The Company currently has in effect for the benefit of eligible employees the 1997 Employees' Stock Purchase Plan (the "1997 Plan") to provide a convenient means for these employees to acquire an interest in the future of the Company by purchasing up to 800,000 shares of Common Stock. At June 24, 2000, there were 1,681 employees eligible to participate in the 1997 Plan.

  The option price to purchase shares of the Company's Common Stock under the 1997 Plan, as well as the predecessor "1992 Plan," which is identical, is the lower of 85% of the market price on the date of grant or 85% of the market price on the date of exercise (two years from the date of grant). The Company also sells treasury shares to employees under an Employees' Stock Purchase Plan adopted in 1952 (the "1952 Plan"). The Company, from time to time, purchases these shares in the open market to be held in treasury. The Company pays brokerage and other expenses incidental to purchases and sales under the 1952 Plan and employees may authorize regular payroll deductions for purchases of shares.

  The following table sets forth information regarding options for shares of the Company's Common Stock under the terms of the Company's stock option and purchase plans for the executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                       Class of             Market
                       Stock and   As % of  Price
                       Number of    Total     at                        Grant
                        Options    Employee Grant  Exercise Expiration   Date
        Name            Granted     Grants   Date  Price(1)    Date    Value(2)
        ----         ------------- -------- ------ -------- ---------- --------
D.R. Starrett.......   500 Class B   1.2    $23.69  $20.14   11/22/01   $3,100
                       200 Class B    .7     21.94   18.65     6/6/02    1,200
D.A. Starrett.......   400 Class B   1.0     23.69   20.14   11/22/01    2,400
                       500 Class B   1.9     21.94   18.65     6/6/02    2,900
G.B. Webber......... 1,196 Class B   2.8     23.69   20.14   11/22/01    7,300
R.U. Wellington..... 3,158 Class B   7.5     23.69   20.14   11/22/01   19,300

---------
(1) Exercise price represents 85% of market price on dates of grant. Exercise price will be 85% of market price on date of exercise, if lower.
(2) Based on the Black-Scholes option pricing model (assuming volatility of 25% and interest rates of 4.3 to 6.5%).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR END VALUES

                                                                      Value of
                                                        Number of   Unexercised
                                                       Unexercised  In-The-Money
                                      Number            Options at   Options at
                                        of             Fiscal Year  Fiscal Year
                                      Shares   Value    End (None    End (None
                                     Acquired Realized Exercisable) Exercisable)
                                     -------- -------- ------------ ------------
D.R. Starrett.......................    200    $1,257       700         --
D.A. Starrett.......................    200     1,257       900         --
G.B. Webber.........................    100       408     1,196         --
R.U. Wellington, Jr.................  1,898     7,744     3,158         --

F. Stock Performance Graph

  The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock over the last five fiscal years with (1) the cumulative total return of the Russell 2000 Index ("Russell 2000") and (2) an index reflecting the cumulative total returns of the following companies ("Peer Group"): Badger, Brown & Sharpe, Chicago Rivet & Machine, Clarcor, Devlieg-Bullard, Eastern Co., Essef, Federal Screw Works, Gleason, Regal Beloit, Tennant and WD-40. Essef and Gleason total returns are included only for the first four years since they were acquired during the current year.


                             [GRAPH APPEARS HERE]

                  II. RELATIONSHIP WITH INDEPENDENT AUDITORS

  During the year ended June 24, 2000, Deloitte & Touche was engaged to perform the annual audit. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so; they will be available to respond to appropriate questions.

  The Company presently expects to engage Deloitte & Touche as auditors for the 2001 fiscal year, but the selection will not be made until the September 2000 meeting of the Company's Board of Directors.

                                 III. GENERAL

A. Solicitation and Voting

  In case any person or persons named herein for election as a director should not be available for election at the Annual Meeting, proxies in the enclosed form (in the absence of express contrary instructions) may be voted for a substitute or substitutes as well as for other persons named herein.

  As of the date of this statement your management knows of no business that will be presented to the Annual Meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last meeting of stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes.

  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies in the attached form that do not contain specific instructions to the contrary will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  A summary of the Annual Meeting of the Stockholders of the Company will be sent to each stockholder.

  The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone or telegram. The Company will, on request, reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners. A proxy that is executed but that does not specify a vote for, against or in abstention will be voted in accordance with the recommendation of the Board of Directors contained herein.

  Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election tellers for the Annual Meeting. The three nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

  The election tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted in favor of or against, and will have no other effect on the election of directors.

B. Submission of Stockholder Proposals

  Stockholder proposals for inclusion in the Company's proxy statement for its 2001 Annual Meeting must be received by the Company no later than April 12, 2001.

  Under the Company's By-laws, stockholders who wish to make a proposal at the 2001 Annual Meeting--other than one that will be included in the Company's proxy statement--must notify the Company no earlier than April 22, 2001 and no later than May 22, 2001. If a stockholder who wishes to present a proposal fails to notify the Company by May 22, 2001, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's By-laws, the proposal is brought before the meeting, then under the SEC's proxy rules the proxies solicited by management with respect to the 2001 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

  IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE STAMPED ENVELOPE ADDRESSED TO THE COMPANY AT ATHOL, MASSACHUSETTS. Stockholders who send in proxies, but attend the Annual Meeting in person, may withdraw their proxies and vote directly if they prefer or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

August 11, 2000

                                     PROXY

                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 20, 2000

The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 20th day of September, 2000 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                      -----------
SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                              SIDE
-----------                                                      -----------




[X] Please mark
     votes as in
     this example.


Management recommends a vote FOR the following proposals as set forth in the Proxy Statement:

ELECTION OF DIRECTORS:


Class A Stockholders:  FOR     WITHHELD
William S. Hurley      [ ]       [ ]
     MARK HERE
Class A and B          [ ]       [ ]              FOR ADDRESS     [ ]
Stockholders:                                        CHANGE AND
Douglas A. Starrett                                   NOTE BELOW


______________________________________________
For all nominees except as noted on line above

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature:__________________________________________ Date:___________________


Signature:__________________________________________ Date:___________________

                                   PROXY CARD
                      FOR VOTING CLASS B COMMON STOCK ONLY

                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 20, 2000

The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 20th day of September, 2000 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                        -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------





[X] Please mark
     votes as in
     this example.


Management recommends a vote FOR the following proposals as set forth in the Proxy Statement:

ELECTION OF DIRECTOR:

Nominees: Douglas A. Starrett

           FOR     WITHHELD
           [ ]       [ ]

     MARK HERE
     FOR ADDRESS     [ ]
     CHANGE AND
     NOTE BELOW

_______________________________________________
For both nominees except as noted on line above

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature:__________________________________________ Date:___________________


Signature:__________________________________________ Date:___________________

                           THE L.S. STARRETT COMPANY

                   DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN
                      AND EMPLOYEE STOCK OWNERSHIP PLAN OF
                           THE L.S. STARRETT COMPANY
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 20, 2000


The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(k) Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of The L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 20th day of September, 2000 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.

-----------                                                        -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------






[X] Please mark
     votes as in
     this example.


Management recommends a vote FOR the following proposals as set forth in the Proxy Statement:

ELECTION OF DIRECTORS:

Nominees:
Class A Stockholders:    FOR     WITHHELD
William S. Hurley        [ ]       [ ]
                                                MARK HERE
Class A and B            [ ]       [ ]          FOR ADDRESS     [ ]
Stockholders:                                   CHANGE AND
Douglas A. Starrett                             NOTE BELOW


______________________________________________
For all nominees except as noted on line above

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted in accordance with the terms of the trusts.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature:__________________________________________ Date:___________________


Signature:__________________________________________ Date:___________________

                                   PROXY CARD
                      FOR VOTING CLASS A COMMON STOCK ONLY

                           THE L.S. STARRETT COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 20, 2000

The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated on the reverse side at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 20th day of September, 2000 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

-----------                                                        -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE
-----------                                                        -----------




[X] Please mark
     votes as in
     this example.


Management recommends a vote FOR the following proposals as set forth in the Proxy Statement:

ELECTION OF DIRECTORS:
     Nominee:   William S. Hurley

     FOR     WITHHELD
     [ ]       [ ]

                           MARK HERE
                           FOR ADDRESS     [ ]
                           CHANGE AND
                           NOTE BELOW

     Nominee:   Douglass A. Starrett

     FOR     WITHHELD
     [ ]       [ ]

                           MARK HERE
                           FOR ADDRESS     [ ]
                           CHANGE AND
                           NOTE BELOW

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign corporate name in full by authorized officer.


Signature:__________________________________________ Date:___________________


Signature:__________________________________________ Date:___________________